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                             ING PARTNERS, INC.
                ING Goldman Sachs(R) Capital Growth Portfolio
              ING Goldman Sachs(R) Structured Equity Portfolio

                       Supplement dated June 12, 2006
                            to ING Partners, Inc.
                  Adviser and Service Class Prospectus and
             Initial Class Prospectus each dated April 28, 2006

On May 25, 2006 the Board of Directors of ING Partners, Inc. approved a proposal to reorganize each "Disappearing Portfolio" into its corresponding "Surviving Portfolio."

         DISAPPEARING PORTFOLIO               SURVIVING PORTFOLIO
         ----------------------               -------------------
   ING Goldman Sachs(R) Structured       ING UBS U.S. Large Cap Equity
           Equity Portfolio                        Portfolio

  ING Goldman Sachs(R) Capital Growth        ING VP Growth Portfolio
               Portfolio

Each proposed reorganization is subject to approval by shareholders of each Disappearing Portfolio. If shareholder approval is obtained, it is expected that each reorganization will take place during the fourth quarter of 2006.